Exhibit 99.1

Light & Wonder Statement on Dragon Train Litigation
Light & Wonder President and Chief Executive Officer Provides Update on Dragon Train Litigation

Light & Wonder, Inc. (the “Company” or “Light & Wonder”) today released a video statement from President and Chief Executive Officer, Matt Wilson, on the recent developments on the litigation regarding Dragon Train. The following is a transcript of Mr. Wilson’s recorded statement.

Matt Wilson
Light & Wonder, Inc. President and CEO

Hello everyone, thanks for tuning in.

With the recent developments going on around Dragon Train, we’ve spent some time listening to various stakeholders, and there’s obviously a few questions that are still left on your minds.

Transparently, we want to get this video out now. Next week is G2E, and we want to ensure that it is a true demonstration of the great things coming out of this organization. I’ll go through a few areas we’ve been asked about, and key things that have come up.

First, we are ensuring that our customers are taken care of as we comply with the judge’s order. Second, ensuring that we deliver our 2025 Consolidated AEBITDA target(1) of $1.4 Billion and sustainable growth in the years that follow.

How will this impact the North American market?

The first area that I would like to address is the North American market. We have approximately 33,000 leased units installed in that market. And Dragon Train represented a mid-single digit percentage of that installed base (roughly 2,200 units). We’re working very diligently with customers to convert those games out, in compliance with the judge’s order. Happy to say to this point, we’ve not had a single removal request from customers, and we have a lineup of games from our deep portfolio of franchises such as Ultimate Fire Link, Invaders, Dancing Drums, Huff N’ Puff, Wizard of Oz, and many more we are working on, from which we can backfill these requests. We are working hard with customers to install these new games quickly so that Dragon Train is out of the fleet, and that’s our immediate priority.

How will this impact the Australian market?

The second market to address is the Australian market, where Dragon Train has been very successful. We stopped selling the game in Australia when the order was issued and have been in contact with customers on the wide range of games we are able to offer them going forward such as Lion Link, Huff N’ Puff, and most recently a highlight at AGE – Shenlong Unleashed. These games are expected to fill our sales pipeline now and we’re really looking to make sure that we capture as much of that opportunity in the fourth quarter and beyond as we start to scale out new versions of our products.

Can you talk about your plans to develop a future version (v2.0) of Dragon Train?

Our intention is to build out Dragon Train 2.0 in compliance with the order and we’re working actively on this right now. It’s a very high priority for us and we’re working quickly to get that out. We expect Dragon Train will continue to be a franchise in our portfolio for many years to come, the same way Dancing Drums, Huff N’ Puff, and Ultimate Fire Link are. They’re all evergreen and we’re going to continue to bring them back.

When you think about what’s in question here in this order, it’s really a small portion of the overall game that is Dragon Train. It’s just certain aspects of the math that are being challenged.

There’s lots of elements of this game that have made it successful. There’s the Dragon Train secondary Hold and Re-spin feature, the art, the sounds, the animation, and the brand. Those things are not affected by the order.

The broader L&W game portfolio

I’d like to reiterate that Dragon Train is just one of the many successful franchises that Light & Wonder creates. We develop more than 130 games every year and have a robust and diversified portfolio of engaging and dynamic content available across multiple global channels. In fact, you would have seen we achieved #1 ship share in North America Game Sales in the second quarter of 2024 on Eilers’ latest report, which is not a segment in which we commercialize any Dragon Train games. That said, you will see the power of our brand and franchises on full display at G2E where we will present our most ambitious roadmap that will drive sustainable growth into the future.

Dragon Train designer departure

You might have already seen news of the departure of Dragon Train’s designer from Light & Wonder. Though we don’t discuss specifics of personnel matters, I can confirm that this designer was terminated earlier this week.

Has your capital allocation strategy shifted? Are you buying back more shares?

Many of you have asked if this affects our capital allocation strategy going forward. Share buyback remains a key focus for us as we continue to execute on our new $1 billion program. We see this as a significant value creation initiative for our shareholders.

In summary, I remain really excited about the future at Light & Wonder. This is an isolated incident that we are mitigating effectively. The team is galvanized, they are excited about G2E next week, and we’re going to bring the best lineup the industry has ever seen. We’re going to continue the momentum that you’ve seen at Light & Wonder over the last five years. Thanks for tuning in.

(1) Consolidated AEBITDA Target is a forward-looking non-GAAP financial measure presented on a supplemental basis and does not reflect Company guidance. Additional information on non-GAAP financial measures presented herein is available at the end of this transcript.

Forward-Looking Statements

In this video, Light & Wonder makes “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as “will,” “may,” “estimate,” “ensure,” “intend,” “plan,” “continue,” “believe,” “expect,” “anticipate,” “target,” “should,” “could,” “potential,” “opportunity,” “goal,” or similar terminology. These statements are based upon current Company management expectations, assumptions and estimates and are not guarantees of timing, future results, or performance. Therefore, you should not rely on any of these forward-looking statements as predictions of future events. Actual results may differ materially from those contemplated in these statements due to a variety of risks, uncertainties and other factors, including those factors described in our filings with the Securities and Exchange Commission (the “SEC”). Additional information regarding risks and uncertainties and factors that could cause results to differ materially from those contemplated in forward-looking statements is included from time to time in our filings with the SEC. Forward-looking statements speak only as of the date they are made and, except for our ongoing obligations under the U.S. federal securities laws, we undertake no and expressly disclaim any obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

Consolidated AEBITDA

Consolidated AEBITDA, as used herein, is a non-GAAP financial measure that is presented as a supplemental disclosure of the Company’s operations and is reconciled to net income as the most directly comparable GAAP measure. Consolidated AEBITDA should not be considered in isolation of, as a substitute for, or superior to, the consolidated financial information prepared in accordance with GAAP and should be read in conjunction with the Company's financial statements filed with the SEC. Consolidated AEBITDA may differ from similarly titled measures presented by other companies. The forward-looking non-GAAP financial measure targeted Consolidated AEBITDA represents a goal for the Company and does not reflect Company guidance. We are not providing a forward-looking quantitative reconciliation of targeted Consolidated AEBITDA to the most directly comparable GAAP measure because we are unable to do so without unreasonable efforts or to reasonably estimate the projected outcome of certain significant items. These items are uncertain, depend on various factors out of our control and could have a material impact on the corresponding measures calculated in accordance with GAAP.